UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2014

COMERICA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10706	38-1998421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

(214) 462-6831

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 23, 2014, Comerica Incorporated (the “Company”), completed the public offer and sale of $350,000,000 aggregate principal amount of its 2.125% Senior Notes due 2019 (the “Notes”). The Notes were issued pursuant to an Indenture dated May 23, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”). The Notes were sold pursuant to an underwriting agreement, dated May 20, 2014 (the “Underwriting Agreement”), between the Company and J.P. Morgan Securities LLC and Barclays Capital Inc., on behalf of themselves and the several underwriters named therein.

The Underwriting Agreement, the Indenture and the Form of Global Note for the Notes are attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated into this Item 8.01 by reference.

The Underwriting Agreement, the Indenture and the Notes are more fully described in the prospectus supplement, filed with the Securities and Exchange Commission (the “Commission”) on May 22, 2014, to the accompanying prospectus filed with the Commission on November 19, 2012, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-185042) (the “Registration Statement”).

The foregoing descriptions of the Underwriting Agreement, the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1, 4.1 and 4.2.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents attached as Exhibits hereto as exhibits to the Registration Statement in connection with the issuance of the Notes and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 20, 2014, between Comerica Incorporated and J.P. Morgan Securities LLC and Barclays Capital Inc., on behalf of themselves and the several underwriters named therein

4.1	Indenture, dated as of May 23, 2014, between Comerica Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of Global Note for the Registrant’s 2.125% Senior Notes due 2019

5.1	Opinion of Wachtell, Lipton, Rosen & Katz

12.1	Calculation of Ratio of Earnings to Fixed Charges

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2014	COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President – Governance, Regulatory Relations and Legal Affairs, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 20, 2014, between Comerica Incorporated and J.P. Morgan Securities LLC and Barclays Capital Inc., on behalf of themselves and the several underwriters named therein

4.1	Indenture, dated as of May 23, 2014, between Comerica Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of Global Note for the Registrant’s 2.125% Senior Notes due 2019

5.1	Opinion of Wachtell, Lipton, Rosen & Katz

12.1	Calculation of Ratio of Earnings to Fixed Charges

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)